UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

SEARCHCORE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 North Northeast Loop 323 Tyler, TX 75708 (Address of principal executive offices) (zip code)
(855) 266-4663 (Registrant’s telephone number, including area code)
26497 Rancho Parkway South Lake Forest, CA 92630 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Effective as of May 15, 2014, our principal physical office will be located at 500 North Northeast Loop 323, Tyler, Texas, 75708, and our primary mailing address will be P.O. Box 65555, Los Angeles, CA 90065.

Section 9 – Financial Statements and Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchCore, Inc.

Dated: May 16, 2014	By:	/s/ James Pakulis
James Pakulis
	Its:	President and Chief Executive Officer

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